UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _______________________

Date of Report (Date of earliest event reported): May 23, 2018

SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd, Suite 800 The Woodlands, Texas 77380

(Address of principal executive offices and zip code)

(281) 231-2660
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Item 7.01 Regulation FD Disclosure
Representatives of Smart Sand, Inc. (the “Company”) intend to participate in a non-deal roadshow with Credit Suisse on Wednesday, May 23, 2018, in New York, New York to discuss the business and affairs of the Company. A copy of materials that will be used in investor presentations is attached as Exhibit 99.1 hereto. Interested parties may view the materials beginning at 7:30 a.m. eastern time on May 23, 2018, by visiting the Company’s website at www.smartsand.com under Investor - News and Events - Presentations.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	May 2018 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: May 23, 2018	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer